Exhibit 99.1

LETTER OF TRANSMITTAL

SOUTH BOW CANADIAN INFRASTRUCTURE HOLDINGS LTD.

(formerly known as 15142121 Canada Ltd.)

OFFER TO EXCHANGE

ANY AND ALL 7.625% FIXED-TO-FIXED RESET RATE JUNIOR SUBORDINATED NOTES DUE 2055

ISSUED ON AUGUST 28, 2024 FOR A LIKE PRINCIPAL AMOUNT OF CORRESPONDING 7.625%

FIXED-TO-FIXED RESET RATE JUNIOR SUBORDINATED NOTES DUE 2055 WHICH HAVE BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

ANY AND ALL 7.500% FIXED-TO-FIXED REST RATE JUNIOR SUBORDINATED NOTES DUE 2055

ISSUED ON AUGUST 28, 2024 FOR A LIKE PRINCIPAL AMOUNT OF CORRESPONDING 7.500%

FIXED-TO-FIXED REST RATE JUNIOR SUBORDINATED NOTES DUE 2055 WHICH HAVE BEEN

REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Pursuant to the Prospectus dated    , 2025,

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2025 UNLESS

EXTENDED (THE “EXPIRATION DATE”). WE DO NOT CURRENTLY INTEND TO EXTEND THE

EXPIRATION DATE. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY

TIME, ON THE EXPIRATION DATE.

DELIVERY TO:

D.F. King & Co. Inc., Exchange Agent

By Regular Mail or Overnight Courier:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 848-2998

Email: southbow@dfking.com

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above, will not constitute a valid delivery. Please read the instructions set forth in this Letter of Transmittal carefully before completing any box below.

The undersigned acknowledges that he, she or it has received this Letter of Transmittal (the “Letter”) and the Prospectus, dated     , 2025 (the “Prospectus”), of South Bow Canadian Infrastructure Holdings Ltd. (the “Issuer”) relating to its offer to exchange up to U.S.$450,000,000 of the Company’s 7.625% fixed-to-fixed reset rate junior subordinated notes due 2055 (the “New Series 1 Notes”) and $650,000,000 of the Company’s 7.500% fixed-to-fixed reset rate junior subordinated notes due 2055 (the “New Series 2 Notes” and, together with the New Series 1 Notes, the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equivalent principal amount of its issued and U.S.$450,000,000 of the Company’s 7.625% fixed-to-fixed reset rate junior subordinated notes due 2055 (the “Initial Series 1 Notes”) and U.S.$650,000,000 of the Company’s 7.500% fixed-to-fixed reset rate junior subordinated notes due 2055 (the “Initial Series 2 Notes” and, together with the Initial Series 1 Notes, the “Initial Notes”), by the registered holders thereof (“Holders”). The Prospectus and this Letter together constitute the Issuer’s offers to exchange (the “Exchange Offer”) its New Notes for an equivalent principal amount of its Initial Notes, from the Holders.

The following table sets forth information regarding the Initial Notes and the New Notes:

Title of Series of Initial Notes	Rule 144A CUSIP / ISIN Numbers of Initial Notes	Regulation S CUSIP / ISIN Numbers of Initial Notes	Maturity Date of Initial Notes	Aggregate Principal Amount Outstanding	Exchange Consideration	Title of Series of New Notes	CUSIP / ISIN Numbers of New Notes	Maturity Date of New Notes
7.625% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055	836720 AF9 / US836720AF90	C84926 AA9 / USC84926AA95	March 1, 2055	U.S.$450,000,000	an equal principal amount of newly issued and registered 7.625% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055	7.625% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055	836720 AG7 / US836720AG73	March 1, 2055

7.500% Fixed-to-Fixed Rest Rate Junior Subordinated Notes due 2055	836720 AH5 / US836720AH56	C84926 AB7 / USC84926AB78	March 1, 2025	U.S.$650,000,000	an equal principal amount of newly issued and registered 7.500% Fixed-to-Fixed Rest Rate Junior Subordinated Notes due 2055	7.500% Fixed-to-Fixed Rest Rate Junior Subordinated Notes due 2055	836720 AJ1 / US836720AJ13	March 1, 2055

As described herein, all Initial Notes properly tendered for exchange will either be exchanged for New Notes or will be returned promptly after the termination or withdrawal of the Exchange Offer. For each Initial Note accepted for exchange, the Holder of such Initial Note will receive a New Note having a principal amount equal to that of, and representing the same indebtedness of that represented by, the surrendered Initial Note. The New Notes will accrue interest from the last interest payment date on which interest was paid on the Initial Notes or, if no interest has been paid on the Initial Notes, from the issue date of the Initial Notes. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid or, if no interest has been paid, from the issue date of the Initial Notes. Initial Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Initial Notes whose Initial Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Initial Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

This Letter is to be completed by a Holder of Initial Notes if a tender of Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “Exchange Offer—Terms of the Exchange Offer—Book-Entry Delivery Procedure” section of the Prospectus. Holders of Initial Notes who are unable to deliver confirmation of the book-entry tender of their Initial Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in “Exchange Offer—Terms of the Exchange Offer—Guaranteed Delivery Procedure” section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

DELIVERY OF THE AGENT’S MESSAGE BY DTC, EUROCLEAR OR CLEARSTREAM WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF INITIAL NOTES

(1) Names and Address(es) of Certificate Holder(s) (Please fill in Certificate Number(s)*)	(2) Principal Amount of Initial Series 1 Notes Tendered	(3) Principal Amount of Initial Series 2 Notes Tendered

*	Need not be completed if Existing Notes are being tendered by book-entry transfer.
**

Unless otherwise indicated in this column, a holder of Initial Notes will be deemed to have tendered ALL of the Initial Notes represented by the Initial Notes indicated in columns 2 and/or 3. See Instruction 2. Initial Notes tendered hereby must be in minimum denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof. See Instruction 5.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

BY CREDITING THE INITIAL NOTES TO THE EXCHANGE AGENT’S ACCOUNT WITH THE BOOK-ENTRY TRANSFER FACILITY’S ATOP AND BY COMPLYING WITH THE APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNER OF SUCH INITIAL NOTES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery: 2025

Name of Institution That Guaranteed Delivery:

Account Number:

Transaction Code Number:

☐

CHECK HERE IF YOU ARE A BROKER-DEALER ENTITLED, PURSUANT TO THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE, AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN THE EARLIER OF (I) 180 DAYS FROM THE DATE ON WHICH THE EXCHANGE OFFER REGISTRATION STATEMENT (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT REFERENCED IN THE PROSPECTUS) IS DECLARED EFFECTIVE AND (II) THE DATE ON WHICH A BROKER-DEALER IS NO LONGER REQUIRED TO DELIVER A PROSPECTUS IN CONNECTION WITH MARKET-MAKING OR OTHER TRADING ACTIVITIES.

Name:

Address:

IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED REPRESENTS THAT IT IS NOT PARTICIPATING IN, AND DOES NOT INTEND TO PARTICIPATE IN, A DISTRIBUTION OF NEW NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE NEW NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR INITIAL NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES AND REPRESENTS THAT IT WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALES OF SUCH NEW NOTES, WHICH PROSPECTUS DELIVERY REQUIREMENT MAY BE SATISFIED BY THE DELIVERY BY SUCH BROKER-DEALER OF THE PROSPECTUS; HOWEVER, BY SO ACKNOWLEDGING AND REPRESENTING AND BY DELIVERING SUCH A PROSPECTUS THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN “UNDERWRITER” WITHIN THE MEANING OF THE SECURITIES ACT. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE NEW NOTES, IT REPRESENTS THAT THE INITIAL NOTES TO BE EXCHANGED FOR THE NEW NOTES WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. IN ADDITION, SUCH BROKER-DEALER REPRESENTS THAT IT IS NOT ACTING ON BEHALF OF ANY PERSON WHO COULD NOT TRUTHFULLY MAKE THE FOREGOING REPRESENTATIONS.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the applicable Issuer all right, title and interest in and to such Initial Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Initial Notes, with full power of substitution, among other things, to cause the Initial Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes, and to acquire New Notes issuable upon the exchange of such tendered Initial Notes, and that, when such Initial Notes are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents and warrants that any New Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Initial Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Initial Notes or New Notes, that neither the Holder of such Initial Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer and that neither the Holder of such Initial Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Initial Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder’s business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such New Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such New Notes, which prospectus delivery requirement may be satisfied by the delivery by such broker-dealer of the Prospectus; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Initial Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement referenced in the Prospectus) (“Participating Broker-Dealers”) for a period of time, starting on the Expiration Date and ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement referenced in the Prospectus) is declared effective and (ii) the date on which Participating Broker-Dealers are no longer required to deliver a prospectus in connection with market-making or other trading activities. The Issuer has agreed that, for such period of time, it shall provide sufficient copies of the latest version of the Prospectus to such a broker-dealer which elects to exchange Initial Notes, acquired for its own account as a result of market making or other trading activities, for New Notes pursuant to the Exchange Offer for use in connection with any resale of such New Notes. By accepting the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Issuers prior to using the Prospectus in connection with the sale or transfer of New Notes and that, upon receipt of notice from the Issuer of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) the Issuer has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Issuer has not otherwise agreed to furnish such copies and decline to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. A broker-dealer that acquired Initial Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “Exchange Offer—Terms of the Exchange Offer—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF INITIAL NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

SIGNATURE(S) OF OWNER: DATE:    , 2025

Area Code and Telephone Number:

If a Holder is tendering an Initial Note, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Initial Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2. Name(s):

(PLEASE TYPE OR PRINT)

Capacity:

Address:
SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 2) SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:

(AUTHORIZED SIGNATURE)

(TITLE)

(NAME AND FIRM)

DATED: , 2025

(PLEASE COMPLETE ACCOMPANYING FORM W-9.)

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 2, 3 and 4)

To be completed ONLY if Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Notes and/or Initial Notes to:
(Please Type or Print)

Name(s) and Taxpayer Identification or Social Security Number(s):

(Please Type or Print)

Address:

(Zip Code)
(Complete Form W-9)

☐	Credit unexchanged Initial Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number, if Applicable)

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE ANY AND ALL OUTSTANDING 7.625% FIXED-TO-FIXED RESET RATE JUNIOR SUBORDINATED NOTES DUE 2055 AND 7.500% FIXED-TO-FIXED REST RATE JUNIOR SUBORDINATED NOTES DUE 2055 OF SOUTH BOW CANADIAN INFRASTRUCTURE HOLDINGS LTD. FOR 7.625% FIXED-TO-FIXED RESET RATE JUNIOR SUBORDINATED NOTES DUE 2055 AND 7.500% FIXED-TO-FIXED REST RATE JUNIOR SUBORDINATED NOTES DUE 2055 OF SOUTH BOW CANADIAN INFRASTRUCTURE HOLDINGS LTD. THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.

Delivery of this Letter and notes; guaranteed delivery procedures. This Letter is to be completed by Holders of Initial Notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the “Exchange Offer—Terms of the Exchange Offer—Book-Entry Transfer” section of the Prospectus. Book-Entry Confirmation, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in denominations of principal amount of U.S.$2,000 and any integral multiple of U.S.$1,000 in excess thereof. Holders who cannot complete the procedure for book-entry transfer on a timely basis may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in the “Exchange Offer—Terms of the Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined herein), (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery a Book-Entry Confirmation and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

The method of delivery of this Letter and all or any other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If this Letter and all other required documents are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See the “Exchange Offer—Terms of the Exchange Offer” section of the Prospectus.

2.

Signatures on this Letter; bond powers; guarantee of signatures. If this Letter is signed by a participant in the Book-Entry Facility, the signature must correspond exactly with the name as it appears on the security position listing of the Holders of the Initial Notes.

If any tendered Initial Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If this Letter is signed by registered Holder(s) of the Initial Notes specified herein and tendered thereby, no separate bond powers are required unless the New Notes are to be issued, or untendered Initial Notes are to be reissued, to a person other than the registered Holder. Signatures on such bond power(s) must be guaranteed by an Eligible Institution.

If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the applicable Issuers, proper evidence satisfactory to such Issuer of their authority to so act must be submitted.

SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 2 MUST BE GUARANTEED BY A FIRM WHICH IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF A RECOGNIZED MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION INC., INCLUDING THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE STOCK EXCHANGE MEDALLION PROGRAM (“SEMP”) AND THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM (“MSP”), OR ANY OTHER “ELIGIBLE GUARANTOR INSTITUTION” (AS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) (EACH OF THE FOREGOING, AN “ELIGIBLE INSTITUTION”) SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE INITIAL NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF INITIAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH INITIAL NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” IN THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

3.

Special issuance instructions. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate herein.

4.

Taxpayer identification number; backup withholding; Form W-9. U.S. federal income tax law generally requires a tendering Holder that is a U.S. person (including a U.S. resident alien) whose Initial Notes are accepted for exchange to provide the Issuer (as payor), or the Paying Agent designated by the Issuer to act on its behalf, with such Holder’s correct Taxpayer Identification Number (“TIN”) on the Form W-9 attached hereto, which in the case of a tendering Holder who is an individual, is his or her Social Security number. If the Issuer is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a penalty imposed by the Internal Revenue Service (the “IRS”). In addition, delivery to such tendering Holder of New Notes may result in backup withholding, currently at the rate of 24%, on all reportable payments made after the exchange. If withholding results in an overpayment of taxes, the Holder may obtain a refund from the IRS, provided that the Holder furnishes required information to the IRS on a timely basis.

To prevent backup withholding, each tendering Holder of Initial Notes that is a U.S. person (including a U.S. resident alien) must provide its correct TIN by completing the Form W-9 attached hereto, certifying, under penalties of perjury, that (1) the TIN provided is correct (or that such Holder is awaiting a TIN), (2) the Holder is not subject to backup withholding because (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding, and (3) such Holder is a U.S. citizen or other U.S. person. If the tendering Holder of Initial Notes is not a U.S. person, such Holder must give the Exchange Agent a completed Form W-8BEN or other appropriate IRS Form W-8. See the enclosed instructions in Form W-9 for additional instructions.

Exempt Holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements but must complete the Form W-9 or the appropriate IRS Form W-8, as applicable. See the enclosed instructions in Form W-9 for additional instructions.

If the Initial Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the enclosed instructions in Form W-9 for information on which TIN to report.

If such Holder does not have a TIN, such Holder should consult the enclosed instructions for Form W-9 on applying for a TIN, and write “Applied For” in the space for the TIN in Part I of the Form W-9. Note: Writing “Applied For” on the Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If “Applied For” is written in Part I and Paying Agent is not provided with a TIN prior to the date of payment the Paying Agent will withhold 24% of any reportable payments made to the Holder.

For further information concerning backup withholding and instructions for completing Form W-9 consult the instructions in Form W-9.

FAILURE TO COMPLETE A FORM W-9 OR APPROPRIATE FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF 24% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

5.

Transfer taxes. The Issuers will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Initial Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Issuers or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter.

6.	Waiver of conditions. The Issuers reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.

No conditional tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

None of the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

8.	Withdrawal rights. Tenders of Initial Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Initial Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Initial Notes to be withdrawn (the “Depositor”), (ii) identify the Initial Notes to be withdrawn (including the principal amount of such Initial Notes), (iii) specify the number of the account at the Book-Entry Transfer Facility from which the Initial Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Initial Notes and otherwise comply with the procedures of such facility, (iv) contain a statement that such Holder is withdrawing its election to have such Initial Notes exchanged, (v) be signed by the Holder in the same manner as the original signature on the Letter by which such Initial Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have The Bank of New York Mellon, as trustee with respect to the Initial Notes register the transfer of such Initial Notes in the name of the person withdrawing the tender and (vi) specify the name in which such Initial Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the applicable Issuers, whose determination shall be final and binding on all parties. Any Initial Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Initial Notes so withdrawn are validly retendered. Any Initial Notes that have been tendered for exchange but which are not exchanged for any reason (including the termination or withdrawal of the Exchange Offer) will be returned to the tendering Holder thereof without cost to such Holder by being credited to an account maintained with the Book-Entry Transfer Facility for the Initial Notes promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Initial Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

9.

Requests for assistance or additional copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT: THIS LETTER OF TRANSMITTAL, (OR A FACSIMILE THEREOF, IF APPLICABLE,) OR AN AGENT’S MESSAGE TO THE BOOK-ENTRY TRANSFER FACILITY TOGETHER WITH CONFIRMATION OF BOOK-ENTRY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

W-9 Request for Taxpayer Form Identification Number and Certification Give form to the (Rev. March 2024) requester. Do not Go to www.irs.gov/FormW9 for instructions and the latest information. send to the IRS. Department of the Treasury Internal Revenue Service Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below. 1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.) 2 Business name/disregarded entity name, if different from above. 3. 3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check 4 Exemptions (codes apply only to only one of the following seven boxes. certain entities, not individuals; page see instructions on page 3): Individual/sole proprietor Exempt payee code (if any) on C corporation S corporation Partnership Trust/estate LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) type. Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax Exemption from Foreign Account Tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the Compliance Act (FATCA) reporting or appropriate box for the tax classification of its owner. code (if any) Instructions Other (see instructions) Print 3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, (Applies to accounts maintained and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this Specific box if you have any foreign partners, owners, or beneficiaries. See instructions outside the United States.) See 5 Address (number, street, and apt. or suite no.). See instructions. Requester’s name and address (optional) 6 City, state, and ZIP code 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid Social security number backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other - - entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. or Employer identification number Note: If the account is in more than one name, see the instructions for line 1. See also What Name and - Number To Give the Requester for guidelines on whose number to enter. Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Signature of Here U.S. person Date General Instructions New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect Section references are to the Internal Revenue Code unless otherwise noted. foreign partners, owners, or beneficiaries when it provides the Form W-Future developments. For the latest information about developments related to 9 to another flow-through entity in which it has an ownership interest. Form W-9 and its instructions, such as legislation enacted after they were This change is intended to provide a flow-through entity with information published, go to www.irs.gov/FormW9. regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting What’s New requirements. For example, a partnership that has any indirect foreign Line 3a has been modified to clarify how a disregarded entity completes this line. partners may be required to complete Schedules K-2 and K-3. See the An LLC that is a disregarded entity should check the appropriate box for the tax Partnership Instructions for Schedules K-2 and K-3 (Form 1065). Purpose of Form 13229-004 02Jun25 16:57 Cat. No. 10231X Page 93 Form W-9 (Rev. 3-2024)

Form W-9 (Rev. 3-2024)	Page 1

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

•	Form 1099-INT (interest earned or paid).

•	Form 1099-DIV (dividends, including those from stocks or mutual funds).

•	Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).

•	Form 1099-NEC (nonemployee compensation).

•	Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).

•	Form 1099-S (proceeds from real estate transactions).

•	Form 1099-K (merchant card and third-party network transactions).

•	Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).

•	Form 1099-C (canceled debt).

•	Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien;

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

•	An estate (other than a foreign estate); or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

Form W-9 (Rev. 3-2024)	Page 2

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2.

• Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

• Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

Form W-9 (Rev. 3-2024)	Page 3

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.²
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

¹	See Form 1099-MISC, Miscellaneous Information, and its instructions.
²

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and

Form W-9 (Rev. 3-2024)	Page 4

certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number to Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account¹
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor²
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee¹
b. So-called trust account that is not a legal or valid trust under state law	The actual owner¹
6. Sole proprietorship or disregarded entity owned by an individual	The owner³
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

*	Note: The grantor must also provide a Form W-9 to the trustee of the trust.

**	For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

**	Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Form W-9 (Rev. 3-2024)	Page 5

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.